SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2002

BSB BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17177	16-1327860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58-68 Exchange Street, Binghamton, New York 13901
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 779-2525

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On July 25, 2002, BSB Bancorp, Inc. (“BSB Bancorp”) issued a press release describing its results of operations for the second quarter of 2002. That press release is filed as Exhibit 99.1 to this report. On July 26, 2002, BSB Bancorp held an analyst conference call during which BSB Bancorp discussed its second quarter results. The text of management’s presentation for that call is filed as Exhibit 99.2 to this report.

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated July 25, 2002.

99.2	Text of management’s presentation during analyst conference call held July 26, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSB BANCORP, INC.
(Registrant)

/s/ LARRY G. DENNISTON
Larry G. Denniston
Senior Vice President and Corporate Secretary

Date: July 30, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 25, 2002.

99.2	Text of management’s presentation during analyst conference call held July 26, 2002